UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 11, 2016

Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd. Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                Regulation FD Disclosure.

On January 11, 2016, Insignia Systems, Inc. issued a press release announcing the election of co-chairmen of its board of directors, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release, dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2016	INSIGNIA SYSTEMS, INC.

	By:	/s/ John C. Gonsior
John C. Gonsior
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press release, dated January 11, 2016.	Furnished Electronically